DREYFUS GLOBAL BOND FUND, INC
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that during the six-month period ended May 31, 1997, which was marked by mediocre overseas bond markets and very weak underlying currencies, we put in hard work to protect shareholders of Dreyfus Global Bond Fund, Inc. from the losses caused by the sharply appreciating U.S. dollar. During the six months ended May 31, 1997, your Fund had a slightly negative total return of -.60%.* While disappointing in an absolute return sense, this result compares quite favorably with the Salomon Brothers World Government Bond Index** (unhedged) return of -3.8%, while trailing the same Index fully hedged, which posted 2.21%. Also of note, the Fund has been awarded a Four Star rating by Morningstar for the three-year and one-year periods ended May 31, 1997 among 1,229 and 1,713 taxable bond funds, respectively.***
Economic Environment
    Most bond markets got off to a good start in the very early stages of this year, only to end the first quarter with a sharp sell-off, thus giving back most of the earlier gains. This change in sentiment was due to a combination of many concerns, both political and economic, not the least of which was the Federal Reserve's 25 basis point increase in the Fed Funds rate. The move by the Fed was seen as a preemptive strike against potential wage and inflationary pressures caused by a continued robust economy. These fears, though, have not been entirely supported by more recent economic data, thus allowing U.S. rates to begin to fall during the second quarter.
    In Europe, the restrictive fiscal policies necessary for inclusion in the first round of European Monetary Union (EMU) continued to have a marked impact on economic growth and inflation and have exacerbated the slow recoveries within these countries. In general, economic growth remains subpar and unemployment in many countries is over 10% (in Spain, over 20%). While this economic backdrop has provided a good background for interest rates, many questions remain regarding the move to a single currency in 1999. The issues of who will be included and what the actual criteria for entry will be, have become less clear rather than more so. This, obviously, has caused increased volatility and uncertainty within many of these countries' bond and currency markets, making for a difficult investment environment.
    It appears that Japan continues to be in the nascent stages of an economic recovery which finally looks like it is taking hold. With aggregate manufacturing inventory low and aggregate domestic and foreign demand fairly robust, we believe manufacturing activity likely to continue at a reasonable pace. The concern is that inflation at the wholesale and retail level has continued to increase so far this year. With ten-year bond yields down around 2.5% and short-term rates at roughly 0.5%, the market has begun to discount a rate hike by the Bank of Japan, adversely affecting Japanese bonds during the second quarter.
Market Environment
    While global bond markets got off to a strong early start, interest rates in most bond markets ended the first half of this year near where they began. Total returns in many markets, therefore, came mainly from coupon income. Overall, the best performing markets in local terms were the U.K., Spain and Australia. In fact, the U.S. bond market was actually the third worst performing bond market over this period with an average return of around 1.5%. But looking at local returns is only half of the picture. The real story over the last six months has been the continuing strength of the U.S. dollar, which has dragged down global bond returns this year. The dollar strengthened in value between 5% and 10% against most other foreign currencies (a strengthening U.S. dollar will reduce the value of foreign bond holdings proportionately to its increase, assuming no currency hedging is undertaken). This dollar strength reduced the value of foreign bond markets so greatly that the U.S. bond market went from being the third worst performing market in local terms, to being the second best performing market in U.S. dollar terms. Global bond returns that were in the 2% to 5% range in local terms were down -5% to -10% in U.S. dollar terms. To counteract the effects of the strengthening U.S. dollar, the Fund aggressively hedged the portfolio back to the U.S. dollar over this period. Over the six months, anywhere from 65% to 85% of the portfolio was hedged back to the U.S. dollar, thus ensuring a significant portion of the foreign bond gains were captured and delivered to shareholders. Had the Fund not engaged in such active hedging, this dollar strength would have dramatically reduced overall returns.
Portfolio Focus
    In addition to managing the currency exposure of the Fund during the past six months, we worked to position the portfolio in many of the best performing local bond markets over this period. We continued to focus the holdings in those markets which we believed were relatively the most attractive, as indicated by our value model. The portfolio held substantial positions over the last six months in Australia and the U.K., which were two of the three best performing markets, in local terms, over this period.
    Because of our generally positive view of interest rates worldwide at the beginning of the year, we maintained a longer than market maturity and duration profile. This longer than market duration detracted from performance as many markets saw interest rates end the last six months at levels the same as or higher than where they began the period. We did, though, gradually begin to reduce duration to a level nearer to that of the market in expectation of an increase in worldwide economic activity. Maturities within each market remain in the 5- to 15-year area as these sectors of most yield curves look most attractive.
    With the Fund solidly performing between the hedged and unhedged global bond indices, we believe it is well positioned for the immediate future.
                              Sincerely,

                          [Christine Downton signature logo]

                              Christine Downton
                              Portfolio Manager
June 19, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**     SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Unlike the Fund, which can invest in both corporate and government bonds, the Salomon Brothers World Government Bond Index is a market-capitalization weighted index consisting of debt issues of 14 government bond markets.
***    Morningstar proprietary ratings reflect risk-adjusted performance through 5/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Ten percent of the funds in a rating category receive five stars, and the next 22.5% receive four stars.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                              MAY 31, 1997 (UNAUDITED)
                                                                                             Principal
Bonds and Notes-85.4%                                                                         Amount                  Value
                                                                                              -------                 ------
  Chemicals-4.0%                     Imperial Chemicals Industries,
                                       Bonds, 9 3\4%, 2005...................           $     401,800 (a)      $     442,231
                                                                                                                     -------
  Financial Services-4.1%            Abbey National Treasury Services plc,
                                       Bonds, 8%, 2003......................                  442,800 (a)            451,102
                                                                                                                     -------
            Foreign/
  Governmental-59.3%                 Australia Commonwealth Government,
                                       Bonds, 10%, 2007.....................                1,293,190 (b)          1,515,102
                                     France O.A.T.,
                                       Deb., 8 1\2%, 2008....................                 564,138 (c)            682,608
                                     Government of New Zealand,
                                       Bonds, 8%, 2004......................                  524,020 (d)            538,921
                                     New South Wales Treasury Corp.,
                                       Notes, 6 1\2%, 2006...................                 494,455 (b)            454,031
                                     Queensland Treasury,
                                       Global Notes, 8%, 2003...............                  392,521 (b)            406,504
                                     Republic of Austria,
                                       Sr. Notes, 4 1\2%, 2005...............                 430,663 (e)            492,033
                                     Republic of Finland,
                                       Deb., 8%, 2003.......................                  442,800 (a)            453,040
                                     Spain Government,
                                       Deb., 8.20%, 2009....................                  207,612 (f)            229,681
                                     Sweden Government,
                                       Bonds, 8%, 2007......................                  929,632 (g)            992,652
                                     Treasury Corp. of Victoria,
                                       Bonds, 7 1\4%, 2003...................                 235,817 (b)            237,733
                                     United Kingdom Gilt Edged Securities:
                                       7 1\2%, 2006..........................                 442,800 (a)            451,102
                                       8 1\2%, 2007..........................                  65,600 (a)            71,422
                                                                                                                     -------
                                                                                                                   6,524,829
                                                                                                                     -------
  Pharmaceuticals-2.5%               Glaxo Wellcome plc,
                                       Sr. Notes, 83\4%, 2005...............                  262,400 (a)            278,472
                                                                                                                     -------
  Supranational-2.9%                 European Investment Bank,
                                       Notes, 8%, 2003......................                  311,600 (a)            320,948
                                                                                                                     -------
  U.S. Government-12.6%              U.S. Treasury Bonds,
                                       71\4%, 5/15/2016.....................                  640,000                658,500
                                     U.S. Treasury Notes,
                                       71\4%, 8/15/2004.....................                  700,000                725,156
                                                                                                                     -------
                                                                                                                   1,383,656
                                                                                                                     -------
                                     TOTAL BONDS AND NOTES
                                       (cost $9,211,283)....................                                    $  9,401,238
                                                                                                                     =======

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                MAY 31, 1997 (UNAUDITED)
                                                                                            Principal
Short-Term Investments-11.7%                                                                  Amount                  Value
                                                                                              -------                 ------
  U.S. Treasury Bills:               5.14% 7/24/1997.........                           $     943,000          $     936,342
                                     5.24%, 8/14/1997.......................                   45,000                 44,556
                                     5.07%, 8/21/1997.......................                  313,000                309,629
                                                                                                                     -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $1,289,807)....................                                    $  1,290,527
                                                                                                                     =======
TOTAL INVESTMENTS (cost $10,501,090)........................................                    97.1%            $10,691,765
                                                                                                 ====                =======
CASH AND RECEIVABLES (NET)..................................................                     2.9%          $     318,959
                                                                                                 ====                =======
NET ASSETS..................................................................                   100.0%            $11,010,724
                                                                                                 ====                =======
Notes to Statement of Investments:
    (a)  Denominated in British Pounds.
    (b)  Denominated in Australian Dollars.
    (c)  Denominated in French Francs.
    (d)  Denominated in New Zealand Dollars.
    (e)  Denominated in Japanese Yen.
    (f)  Denominated in Spanish Pesetas.
    (g)  Denominated in Swedish Krona.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                MAY 31, 1997 (UNAUDITED)
                                                                                                    Cost              Value
                                                                                                  -------             ------
ASSETS:                          Investments in securities-See Statement of Investments       $10,501,090        $10,691,765
                                 Cash.......................................                                         102,665
                                 Interest receivable........................                                         230,105
                                 Net unrealized appreciation on forward
                                 currency exchange contracts-Note 4(a)                                                24,390
                                 Receivable for forward currency exchange contracts                                    9,371
                                 Prepaid expenses and other assets..........                                          41,570
                                                                                                                     -------
                                                                                                                  11,099,866
                                                                                                                     -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         6,373
                                 Due to Distributor.........................                                           2,319
                                 Payable for shares of Common Stock redeemed                                          27,540
                                 Payable for forward currency exchange contracts                                      23,479
                                 Accrued expenses...........................                                         29,431
                                                                                                                     -------
                                                                                                                     89,142
                                                                                                                     -------
NET ASSETS..................................................................                                     $11,010,724
                                                                                                                     =======
REPRESENTED BY:                  Paid-in capital............................                                     $10,802,646
                                 Accumulated distributions in excess of
                                 investment income-net                                                             (105,615)
                                 Accumulated net realized gain (loss) on investments and
                                 foreign currency transactions                                                       98,628
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign
                                 currency transactions-Note 4(b)                                                     215,065
                                                                                                                    -------
NET ASSETS..................................................................                                     $11,010,724
                                                                                                                     =======
SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized).............                                         876,650
NET ASSET VALUE, offering and redemption price per share....................                                          $12.56
                                                                                                                     =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income (net of $160 foreign taxes
                                     withheld at source)....................                                       $ 348,555
EXPENSES:                        Management fee-Note 3(a)...................                     $   37,586
                                 Shareholder servicing costs-Note 3(b)......                         18,999
                                 Directors' fees and expenses-Note 3(c).....                         15,439
                                 Registration fees..........................                         13,928
                                 Auditing fees..............................                         10,913
                                 Legal fees.................................                         10,231
                                 Organization expenses......................                          5,961
                                 Custodian fees.............................                          4,399
                                                                                                      -----
                                       Total Expenses.......................                        117,456
                                 Less-expense reimbursement from Manager due to
                                     undertaking-Note 3(a)..................                        (44,745)
                                                                                                      -----
                                       Net Expenses.........................                                          72,711
                                                                                                                       -----
INVESTMENT INCOME-NET.......................................................                                         275,844
                                                                                                                       -----
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                     $  (34,386)
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                        142,712
                                                                                                      -----
                                       Net Realized Gain (Loss).............                                         108,326
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                        (441,444)
                                                                                                                       -----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (333,118)
                                                                                                                       -----
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                      $  (57,274)
                                                                                                                       =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Six Months Ended
                                                                                        May 31, 1997         Year Ended
                                                                                         (Unaudited)     November 30, 1996
                                                                                     ------------------  ------------------
OPERATIONS:
  Investment income-net...................................................                $     275,844       $     853,759
  Net realized gain (loss) on investments.................................                      108,326             812,517
  Net unrealized appreciation (depreciation) on investments...............                     (441,444)           (391,286)
                                                                                                -------             -------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                      (57,274)          1,274,990
                                                                                                -------             -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................                     (449,616)         (1,458,377)
                                                                                                -------             -------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...........................................                      973,486           1,086,523
  Dividends reinvested....................................................                      401,173           1,257,808
  Cost of shares redeemed.................................................                     (636,057)         (7,861,858)
                                                                                                -------             -------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...                      738,602          (5,517,527)
                                                                                                -------             -------
        Total Increase (Decrease) in Net Assets...........................                      231,712          (5,700,914)
NET ASSETS:
  Beginning of Period.....................................................                   10,779,012          16,479,926
                                                                                                -------             -------
  End of Period...........................................................                  $11,010,724         $10,779,012
                                                                                                =======             =======
Undistributed investment income (Distributions in excess of investment income)-net        $    (105,615)     $       68,157
                                                                                                -------             -------
                                                                                                Shares              Shares
                                                                                                -------             -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................                       77,599              86,181
  Shares issued for dividends reinvested..................................                       31,813             100,387
  Shares redeemed.........................................................                      (50,619)           (630,010)
                                                                                                -------             -------
      Net Increase (Decrease) in Shares Outstanding.......................                       58,793            (443,442)
                                                                                                =======             =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                       Six Months Ended
                                                                         May 31, 1997        Year Ended November 30,
                                                                                          ------------------------------
PER SHARE DATA:                                                          (Unaudited)        1996      1995      1994(1)
                                                                          ------------      ----      ----      -------
    Net asset value, beginning of period..............                      $13.18        $13.07    $12.04    $12.50
                                                                              ----          ----      ----      ----
    Investment Operations:
    Investment income-net.............................                         .32(2)        .77(2)    .85       .65
    Net realized and unrealized gain (loss)
      on investments..................................                        (.40)(2)       .55(2)   1.06      (.54)
                                                                              ----          ----      ----      ----
    Total from Investment Operations..................                        (.08)(2)      1.32(2)   1.91       .11
                                                                              ----          ----      ----      ----
    Distributions:
    Dividends from investment income-net..............                        (.54)        (1.21)     (.88)     (.57)
                                                                              ----          ----      ----      ----
    Net asset value, end of period....................                      $12.56        $13.18    $13.07    $12.04
                                                                              ----          ----      ----      ----
                                                                              ----          ----      ----      ----
TOTAL INVESTMENT RETURN...............................                       (1.20%)(3)    10.96%    16.47%     1.29%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........                        1.35%(3)      1.34%      .81%        -
    Ratio of net investment income
      to average net assets...........................                        5.14%(3)      5.87%     6.76%     7.83%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..............                         .83%(3)       .66%     1.12%     2.49%(3)
    Portfolio Turnover Rate...........................                      132.99%(4)     81.34%    20.46%     4.16%(4)
    Net Assets, end of period (000's Omitted).........                     $11,011       $10,779   $16,480   $15,275
(1)    From March 18, 1994 (commencement of operations) to November 30, 1994.
(2)    Based on average shares outstanding.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Global Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to seek total return. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    As of May 31, 1997, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 526,370 shares of the Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued each business day at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On May 30, 1997, the Board of Directors declared a cash dividend of $.060 per share from undistributed investment income-net, payable on June 2, 1997 (ex-dividend date), to shareholders of record as of the close of business on May 30, 1997.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $17,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1996. If not applied, $10,000 of the carryover expires in fiscal 2003 and $7,000 expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended May 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from December 1, 1996 through November 30, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of 1.35% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $44,745 during the period ended May 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 1997, the Fund was charged an aggregate of $13,424 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,279 during the period ended May 31, 1997.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 1997 amounted to $12,462,431 and $12,153,685, respectively.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    In addition, the following summarizes open forward currency exchange contracts at May 31, 1997:


                                                                                                           Unrealized
                                                       Foreign Currency                                   Appreciation
Forward Currency Exchange Contracts                         Amount           Proceeds         Value      (Depreciation)
--------------------------------------                ------------------   ------------    ------------   -------------

Sales:
------
    Australian Dollar, expiring 9/17/97......             3,416,000        $2,657,184       $2,596,160      $ 61,024
    British Pounds, expiring 9/17/97.........             1,583,000         2,562,497        2,590,421       (27,924)
    German Deutsche Marks, expiring 9/17/97..             1,889,000         1,113,213        1,114,718        (1,505)
    Spanish Pesetas, expiring 9/17/97........            31,900,000           220,914          221,113          (199)
    Swedish Krona, expiring 9/17/97..........             2,700,000           351,622          351,133           489
Purchases:                                                                    Cost
-----                                                                        ------
    Japanese Yen, expiring 9/17/97...........           114,500,000         1,008,894        1,001,399        (7,495)
                                                                                                               -----
      Total..................................                                                               $ 24,390
                                                                                                               =====

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchase of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    (b) At May 31, 1997, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $215,065, consisting of $307,475 gross unrealized appreciation and $92,410 gross unrealized depreciation.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS GLOBAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            098SA975
Registration Mark
[Dreyfus logo]
Global Bond
Fund, Inc.
Semi-Annual
Report
May 31, 1997